AMENDMENT dated as of September 2 2005 (this
                  "AMENDMENT"),    by    and    among    Elite
                  Pharmaceuticals,     Inc.,     a    Delaware
                  corporation  (the  "COMPANY"),  and  Bernard
                  Berk (the  "EXECUTIVE")  to the Stock Option
                  Agreement, dated as of July 23, 2003.
                  --------------------------------------------


                  The Company and the Optionee are parties to a Stock Option Agreement, dated as of June 23, 2003 (the "ORIGINAL STOCK OPTION AGREEMENT").

                  The  parties   desire  to  amend  the  Original  Stock  Option
Agreement to reduce the number of options  granted to the Executive.

                                    AMENDMENT

                  1. Each of the Company and the Executive agree that the number of options to purchase shares of Common Stock pursuant to the Original Stock Option Agreement is hereby reduced from options to purchase 300,000 shares of common stock, par value $0.01 per share (the "COMMON STOCK"), of the Company to options to purchase 225,000 shares of Common Stock.

                  2. Each party agrees to execute such other documents, instruments, agreements and consents, and take such other actions as may be reasonably requested by the other parties hereto to effectuate the purposes of this Amendment.

                  3. No modification, amendment or waiver of any provision of, or consent required by, this Amendment, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by each of the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

                  4. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original instrument, but all of which collectively shall constitute one and the same Amendment.

                  5. This Amendment shall inure to the benefit of each of the parties hereto and all their respective successors and permitted assigns. Nothing in this Amendment is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Amendment or any provision herein contained.

                  6. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS).

                  7.  This  Amendment   supersedes   all  prior   amendments  or
understandings among the parties relating to this Amendment. Except as set forth above, the provisions of the

Original Stock Option Agreement shall remain in full force and effect as originally stated therein.

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



         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


                                                 ELITE PHARMACEUTICALS, INC.

                                                 By: /s/ Edward Neugeboren
                                                     ---------------------------
                                                     Name:  Edward Neugeboren
                                                     Title: Director



                                                 /s/ Bernard Berk
                                                 ---------------------------
                                                 Bernard Berk

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